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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 8, 2005

                                VITAL SIGNS, INC.

             (Exact Name of Registrant as Specified in its Charter)

          New Jersey                      0-18793                11-2279807
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 (State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)

   20 Campus Road, Totowa, New Jersey                      07512
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(Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (973) 790-1330
        -----------------------------------------------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01  Entry into a Material Definitive Agreement

         On March 8, 2005, the Compensation Committee of the Registrant's Board of Directors adopted the 2005 Executive Bonus Plan (the "Bonus Plan"). Pursuant to the Bonus Plan, specified officers, including executive officers, of the Registrant will be eligible to receive bonuses based upon increases in the profitability of the Registrant's anesthesia, respiratory and critical care businesses and based upon increases in the Registrant's overall profitability. Under each of the two components of the Bonus Plan, participants could be eligible for bonuses of up to 60% of annual salary. A copy of the Bonus Plan is set forth in Exhibit 10.1 annexed to this Current Report.

Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         The Registrant has appointed William H. Craig to serve as its principal financial officer and principal accounting officer. Mr. Craig succeeds Richard
T. Feigel, the Registrant's Comptroller, who has been serving as principal financial officer and principal accounting officer on an interim basis and who will continue to serve in the Comptroller position.

         Mr. Craig, age 49, will have the title of Executive Vice President and Chief Financial Officer of the Registrant. Since March 2004, he has served as an independent consultant on Sarbanes-Oxley compliance issues and has functioned as the interim chief financial officer of privately held DMFS, Inc. (a direct mail and fulfillment company). From September 1999 to February 2004, Mr. Craig was the Executive Vice President Finance and Administration and CFO for Matheson Trigas, Inc. (an industrial and technology equipment supplier).

         A copy of a press release describing Mr. Craig's appointment is set forth in Exhibit 99.1 annexed to this Current Report. His appointment will be effective as of March 14, 2005.

Item 9.01   Financial Statements and Exhibits

         The following exhibits have been filed with this Current Report on Form 8-K:

         Exhibit 10.1      2005 Executive Bonus Plan

         Exhibit 99.1      Press Release dated March 10, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VITAL SIGNS, INC.

                                 By: /s/ Jay Sturm
                                     ---------------------------------------
                                     Name: Jay Sturm
                                     Title: Vice President / General Counsel

Dated:  March 10, 2005

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                                  EXHIBIT INDEX

     Exhibit No.                             Description
     -----------                             -----------

         10.1              2005 Executive Bonus Plan
         99.1              Press release, dated March 10, 2005


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